Exhibit 13(b)

Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

FOR THE PERIOD ENDED JUNE 30, 2022

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Asset Allocation Variable Funds (the “Fund”) on Form N-CSR for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his or her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Marijn P. Smit	Date:	September 2, 2022
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

/s/ Vincent J. Toner	Date:	September 2, 2022
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.